UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 6, 2007

EQUISTAR CHEMICALS, LP
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-76473 (Commission File Number)	76-0550481 (I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700, Houston, Texas (Address of principal executive offices)	77010 (Zip Code)

(713) 652-7200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The descriptions set forth below are qualified in their entirety by the full text of the documents to which they refer, which documents are filed herewith.

Item 3.03	Material Modification to Rights of Security Holders

On December 6, 2007, Equistar Chemicals, LP (“Equistar”) and Equistar Funding Corporation (together with Equistar, the “Equistar Issuers”) announced that, as of 5:00 p.m. EST on December 5, 2007, the following notes have been tendered pursuant to the previously announced cash tender offers and consent solicitations:

CUSIP Number	Percentage of Outstanding Principal Amount Tendered	Security Description
29444NAF9	97.96%	10.125% Senior Notes due 2008
29444NAD4	97.55%	8.750% Notes due 2009
29444NAH5	97.95%	10.625% Senior Notes due 2011

The amount tendered constitutes a majority in principal amount of each of the outstanding notes described above.  Thus, amendments to the Indentures governing each of the notes described above, each between the Equistar Issuers and The Bank of New York as Trustee, have been approved.  The amendments include the elimination of substantially all of the restrictive covenants, certain provisions related to consolidation, merger and the sale of assets and certain events of default.  Upon the Equistar Issuers accepting for purchase at least a majority in aggregate principal amount of the applicable notes outstanding, each of the Supplemental Indentures effecting the amendments will become operative.  The Supplemental Indentures are being filed with this Current Report on Form 8-K as exhibits.

The press release regarding these matters is being filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits.

4.10(b)
First Supplemental Indenture dated as of December 6, 2007 among Equistar Chemicals, LP, the subsidiary guarantors party thereto, and The Bank of New York as Trustee, for 10.125% Senior Secured Notes due 2008

4.6(b)	Third Supplemental Indenture dated December 6, 2007 among Equistar Chemicals, LP, and The Bank of New York as Trustee for 8.750% Senior Unsecured Notes due 2009

4.16(c)	Second Supplemental Indenture dated December 6, 2007 among Equistar Chemicals, LP, and The Bank of New York as Trustee for 10.625% Senior Unsecured Notes due 2011

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUISTAR CHEMICALS, LP

By:/s/ Kerry A. Galvin
Name:     Kerry A. Galvin
Title:       Senior Vice President and
General Counsel

Date:  December 6, 2007

INDEX TO EXHIBITS

Exhibit
Number                                Description

4.10(b)
First Supplemental Indenture dated as of December 6, 2007 among Equistar Chemicals, LP, the subsidiary guarantors party thereto, and The Bank of New York as Trustee, for 10.125% Senior Secured Notes due 2008

4.6(b)	Third Supplemental Indenture dated December 6, 2007 among Equistar Chemicals, LP, and The Bank of New York as Trustee for 8.750% Senior Unsecured Notes due 2009

4.16(c)	Second Supplemental Indenture dated December 6, 2007 among Equistar Chemicals, LP, and The Bank of New York as Trustee for 10.625% Senior Unsecured Notes due 2011

99.1	Press Release